
Airspan

Investor Presentation
2Q 2022 Earnings

August 2022

Disclaimer

Forward Looking Statements

Certain statements in this investor presentation ("Presentation") may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995.

Forward-looking statements generally relate to future events or the future financial or operating performance of Airspan Networks Holdings Inc. (the "Company" or "Airspan"). For example, projections of future Revenue and Gross Profit. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: (i) the price of the Company's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Airspan operates, variations in performance across competitors, changes in laws and regulations affecting Airspan's business and changes in the capital structure; (ii) the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; (iii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Airspan operates; (iv) the risk that Airspan and its current and future collaborators are unable to successfully develop and commercialize Airspan's products or services, or experience significant delays in doing so; (v) the risk that the Company may not achieve or sustain profitability; (vi) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (vii) the risk that the Company experiences difficulties in managing its growth and expanding operations; (viii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (ix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (x) the risk that Airspan is unable to secure or protect its intellectual property; and (xi) the risk that the Company's securities will not maintain listing on the NYSE American. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Annual Report on Form 10-K for the year ended December 31, 2021 and other documents filed by Airspan from time to time with the U.S. Securities and Exchange Commission ("SEC"). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Airspan and its management, are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Airspan does not undertake any duty to update these forward-looking statements.

Disclaimer

Non-GAAP Financial Measures

This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the table on slide 21 for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP.

Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding.

Use of Projections

This Presentation contains financial forecasts with respect to the Company's projected financial results, including Revenue and Gross Profit. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections constitute forward-looking information, are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The Company has relied upon certain assumptions and estimates to develop its projections, including, among other things, assumptions about its order backlog and pipeline, customer adoption and subsequent expansion of 5G technologies, the mix of products sold, the performance of the Company's outsourced supply chain and the costs of materials and services. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data

In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information.

Trade and Service Marks

This Presentation contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this Presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names.

Today's Presenters



Eric D. Stonestrom
Chairman &
Chief Executive Officer

- Co-founded Airspan in January 1998 and joined as Executive Vice President and Chief Operating Officer
- Named Chairman of Airspan in February 2022
- Previously worked at telecommunications corporations, Bell Laboratories and AT&T in a variety of positions
- Oversaw the Airspan product line while a Vice President of operating divisions at DSC Communications
- Received B.S., M.S., and M. Eng. degrees in 1982, 1983, and 1984 respectively from U.C. Berkeley



Glenn Laxdal
President &
Chief Operating Officer

- Joined Airspan as President and Chief Operating Officer in January 2022
- Oversaw all operational aspects of Infinera's product business as SVP and general manager of products
- Previously served as senior vice president of Ericsson North America's multi-billion dollar network products business
- Also held executive roles at BlackBerry, Airvana, and Nortel



David Brant
Senior Vice President &
Chief Financial Officer

- Co-founded Airspan in January 1998 and joined as Finance Director
- Became Senior Vice President and Chief Financial Officer in January 2007
- Led the Company's AS.NET division as the company transferred its Finance function to the U.S. in 2005
- Previously Director of European Accounting at DSC Communications

Airspan: An American Champion for 5G

$177mm	1,000+	30+ years
2021A revenue	Customers globally in over 100 countries	Proven technology
44%	**1+ million**	**819**
2021A gross profit margin	Base stations shipped	Employees[(1)]

Customers

Jio, Rakuten, SoftBank, gogo, Telefónica

Shareholders

Oak Investment Partners, SoftBank, Jio, NEA, Qualcomm, Foxconn

(1) Headcount as of June 2022.

Airspan's Opportunity: A ~$40Bn Addressable Market Across Carrier Networks, Fixed Wireless and Enterprise Private Networks

2022 TAM: $34bn[2], '21-'24 CAGR: 5%[2]

Mobile Network Operators (MNO)



2022 TAM: $2bn[3], '19-'28 CAGR: 74%[3]

FWA[1]: Households and Enterprise



2022 TAM: $3bn[4], '21-'24 CAGR: 46%[4]

Enterprise Private Networks (EPN)


SCHOOL

Airspan Has a Single Integrated Product Platform That Cuts Across All Three of These Huge Market Opportunities

(1) Fixed Wireless Access. (2) Per Mobile Experts. (3) Per Magna Intelligence "Leading 5G Fixed Wireless Access Country Markets Databank" (January 2021). (4) Per IDC "Worldwide Private LTE/5G Infrastructure Forecast 2021-2024" (December 2020)

Airspan Operates in Each of These Markets with Compelling Use Cases

Mobile Network Operators

Jio
Rakuten
Telefónica
T Mobile

~ 1,000,000
Base Stations Shipped Globally

SoftBank
TURKCELL
red

Fixed and Mobile Voice and Data for Business and Consumers

Fixed Wireless Access


SCHOOL

Enterprise Broadband



Residential Broadband

Enterprise Private Networks



CBRS
Rural, Oil & Gas, Education, Hospitals, Enterprise, Industrial



gogo
Köln Bonn Airport
5G Air-To-Ground, Airports



siticom
cocus
5G-encode
umlaut
5G Industry 4.0



MILLBROOK
UTAC
5G Transportation

5G Densification with Microcells is Critical for Success

10X More Cells in 5G vs 4G



1.6 Km
1.4 Km
1.2 Km
1.0 Km
0.8 Km
0.6 Km
0.4 Km
0.2 Km
0.0 Km
4G
5G
Coverage
Number of Radios
Sub-6GHz
mmWave
35 Radios
30 Radios
25 Radios
20 Radios
15 Radios
10 Radios
5 Radios
0 Radios
0.7 GHz
1.8 GHz
2.6 GHz
4.0 GHz
6.0 GHz
8.0 GHz
10.0 GHz
12.0 GHz
14.0 GHz
16.0 GHz
18.0 GHz
20.0 GHz
22.0 GHz
24.0 GHz
26.0 GHz
28.0 GHz



4G Deployment
80% Macros and 20% Micro



5G Deployment
20% Macros and 80% Micro

Source: Airspan internal.

True 5G Requires a Flexible, Adaptive, Next Generation Technology Platform at the Heart of the Network

Macro Deployment



FIBE
MONTHS

- **Traditional Deployment**
  - Highly qualified skillset to deploy & optimize
  - Long deployment time
  - Site preparation and zoning challenges
  - Macrocell and fiber

Airspan Deployment



Airspan
Airspan Web Portal
Outdoor
Indoor
1X Macro
Dense Urban
RESIDENTIAL/NEIGHBORHOOD
ENTERPRISE
SMALL BUSINESS
METRO
DAYS

- **Airspan Deployment**
  - Microcell-based deployments
  - Software defined with plug & play automation
  - Zero touch deployment and optimization
  - Cloud-based control and network management

ESSENTIAL PARADIGM SHIFT: CELL SITE PERFORMANCE AT CELL PHONE ECONOMICS

5G Networks Have Become A National Security Priority

5G networks are expected to drive significant innovation and be central to transportation, power, and communications infrastructure.

- Autonomous Vehicles
- IOT
- Power & Utilities
- Robotics
- Content Consumption/ Distribution
- Rural Broadband

As a leading North American, integrated, 5G access network provider, Airspan expects to benefit from:

- Recently-passed infrastructure bill: $65bn for broadband deployment, adoption, and equity(1)
- International opportunity mirrors domestic programs - $1bn+ programs expected in UK and Germany

FUNDED Government Initiatives	Amount ($bn)
Rural Digital Opportunity Fund ("RDOF")	$9.2bn
Rip and Replace Bill	$1.9bn
CARES Act 2	$0.6bn
NTIA Tribal Broadband Connectivity Grants	$1.0bn
NTIA Broadband Infrastructure Program (Includes Connecting Minority Communities Pilot Program)	$0.6bn
CHIPS and Science Act (Open RAN Funding)	$1.5bn
U.S. Innovation and Competition Act	$1.6bn
Total	**$16.4bn**

(1) $42.5bn to fund the Broadband Equity, Access, Deployment Program, grants to states/digital divide.

2nd Quarter 2022 Highlights

Total Revenue ($mm)



$42.0
$46.9
2Q'21
2Q'22

- Revenue of $46.9 million, up 25% from 1Q 2022 and up 12% from 2Q 2021
- Gross profit of $18.8 million up 56% from 1Q 2022 and down 2% from 2Q 2021
- Net loss of $21.0 million compared to a net loss of $29.7 million in 1Q 2022 and a net loss of $10.4 million in 2Q 2021
- Adjusted EBITDA (non-GAAP measure) of $12.3 million loss compared to an $18.0 million loss in 1Q 2022 and a $5.4 million loss in 2Q 2021
- Gross margin of 40.1% up from 32.1% in 1Q 2022 and down from 45.7% in 2Q 2021 on supply chain pressures and revenue mix

Key Takeaways: 5G Tsunami

Demand for connectivity in every aspect of life is increasing exponentially, alongside an explosive new appetite for data hungry applications like the Metaverse

- Top tier customer base with growing demand
- World-class strategic investor and supply chain partners
- Continued strong growth in the 5G, private networks and FWA markets provide large, expanding TAM
- Market leading innovation with diverse and expanding product portfolio, stemming from industry-leading R&D teams

Appendix



Appendix: Reconciliation of GAAP to Non-GAAP

Reconciliation of Non-GAAP Items	**Q2 2021**	**Q1 2022**	**Q2 2022**
Net Loss	**(10)**	**(30)**	**(21)**
Adjusted for:			
Interest Expense net	*3*	*5*	*4*
Income Tax expense	*0*	*(0)*	*(0)*
Depreciation and amortization	*1*	*1*	*1*
EBITDA	**(7)**	**(24)**	**(16)**
Share based compensation expense	*1*	*7*	*7*
Change in fair value of warrant liability and derivatives	*1*	*(0)*	*(3)*
Adjusted EBITDA	**(5)**	**(18)**	**(12)**

Thank you

5G DISRUPTOR, INNOVATOR

airspan.com

Member of:

O-RAN ALLIANCE

5G Americas

SMALL CELL FORUM MEMBER

OnGo alliance

TELECOM INFRA PROJECT

Open RAN POLICY COALITION

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